UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       September 26, 2005
                                                --------------------------------


             J.P. Morgan Chase Commercial Mortgage Securities Corp.
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             (Exact name of registrant as specified in its charter)


           New York                333-126661-02                  13-3789046
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


           270 Park Avenue
           New York, New York                                        10017
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code        (212) 834-9280
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         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

            Attached as exhibits are certain Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as modified by a no-action letter issued by the staff of the Commission on May 27, 1994 to the Public Securities Association furnished to the Registrant by J.P. Morgan Securities Inc., ABN AMRO Incorporated, PNC Capital Markets, Inc., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Deutsche Bank Securities Inc. (collectively, the "Underwriters") in respect of the Registrant's proposed offering of certain classes of the Commercial Mortgage Pass-Through Certificates, Series 2005-LDP4 (the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3, as amended (No. 333-126661) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials by reference in the Registration Statement.

            The Computational Materials were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Computational Materials.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits

       (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------                               -----------

(99.1) Computational Materials prepared by J.P. Morgan Securities Inc., ABN AMRO Incorporated, PNC Capital Markets, Inc., KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Deutsche Bank Securities Inc. in connection with certain classes of the J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series
                                          2005-LDP4.

SIGNATURE
---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 27, 2005

                                    J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                    SECURITIES CORP.

                                    By:    /s/ Charles Y. Lee
                                       ---------------------------------------
                                       Name:   Charles Y. Lee
                                       Title:  Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                  Paper (P) or
Exhibit No.               Description                             Electronic (E)
-----------               -----------                             --------------

(99.1)                    Computational Materials                       E
                          prepared by J.P. Morgan
                          Securities Inc., ABN AMRO
                          Incorporated, PNC Capital
                          Markets, Inc., KeyBanc
                          Capital Markets, a Division
                          of McDonald Investments Inc.
                          and Deutsche Bank Securities
                          Inc. in connection with
                          certain classes of the J.P.
                          Morgan Chase Commercial
                          Mortgage Securities Corp.,
                          Commercial Mortgage
                          Pass-Through Certificates,
                          Series 2005-LDP4.